SUMMARY PROSPECTUS
April 30, 2014
CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
Class: F
Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)

Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. The Portfolio's Prospectus and Statement of Additional Information (the "SAI"), both dated April 30, 2014, are incorporated by reference into this Summary Prospectus. You can find the Portfolio's Prospectus, the SAI, and other information about the Portfolio online at www.calvert.com/variable. You can also get this information at no cost by calling 1-800-368-2745 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Portfolio.

INVESTMENT OBJECTIVE
The Portfolio pursues current income and modest growth potential consistent with the preservation of capital, while seeking to manage overall portfolio volatility. This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.
The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Class F
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Class F
Management fees	0.52%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.83%
Acquired fund fees and expenses	0.13%
Total annual fund operating expenses	1.73%
Less fee waiver and/or expense reimbursement[1]	(0.77)%
Net expenses	0.96%

[1]	The investment advisor has agreed to contractually limit direct ordinary annual fund operating expenses to 0.83% through
April 30, 2015. The expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Portfolio for the time periods indicated;
•	your investment has a 5% return each year;
•	the Portfolio’s operating expenses remain the same; and
•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$470	$866	$1,977
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year (which was an eight month period), the Portfolio’s portfolio turnover rate was 3% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of its net assets in exchange-traded funds (“ETFs”) and various derivatives, such as futures contracts and options. The portion of the Portfolio that is invested in ETFs is structured like a fund-of-funds. An ETF is a type of investment company whose investment objective typically is to match the returns of a particular market index, and which generally invests in a broad sample of the securities comprising the particular index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day. The Portfolio seeks to

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achieve its objectives by investing in ETFs representing a broad range of asset classes and employing derivatives to manage overall portfolio volatility. Ameritas Investment Partners, Inc. (“AIP”), one of the Portfolio’s subadvisors, is responsible for selecting the ETFs in which the Portfolio invests. Milliman Financial Risk Management LLC (“Milliman”), the Portfolio’s other subadvisor, is responsible for executing the Portfolio’s volatility management strategy described below.
The Portfolio invests in ETFs and trades futures contracts that provide exposure to a variety of indices, including but not limited to those shown below, and varies its exposure based on market conditions:

Fixed Income Indices and Related Components
•	Barclays U.S. Aggregate Bond Index
•	Barclays U.S. Aggregate Float Adjusted Index
•	Barclays U.S. Treasury 20+ Year Index
•	Barclays U.S. Treasury 7-10 Year Index
•	Barclays U.S. 1-5 Year Corporate Bond Index
•	Barclays U.S. Credit 5-10 Year Index
•	Barclays U.S. Intermediate Credit Index
•	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index
•	Barclays U.S. Mortgage-Backed Securities Index
•	Barclays High Yield Very Liquid Index
•	iBoxx USD Liquid Investment Grade Index
•	Deutsche Bank Emerging Market USD Liquid Balanced Index

U.S. Equity Indices and Related Components
•	NASDAQ 100 Index
•	Standard & Poor’s (“S&P”) 500 Index
•	S&P 500 Growth Index
•	S&P 500 Value Index
•	S&P MidCap 400 Index
•	S&P MidCap 400 Growth Index
•	S&P MidCap 400 Value Index
•	Russell 2000 Index

International Equity Indices and Related Components
•	MSCI EAFE Index
•	FTSE Emerging Index
•	FTSE Developed ex North America Index
•	FTSE Global All Cap ex U.S. Index

Sector Indices and Related Components
•	MSCI U.S. REIT Index
•	S&P North American Natural Resources Sector Index
AIP considers the risk and return characteristics of the various asset classes represented by the indices, and the correlation of those characteristics between the various asset classes, in determining a range of possible allocations for each asset class given prevailing market conditions. AIP then reviews the historical returns and the current holdings of the ETFs, and uses that information to select ETF weightings that are consistent with the overall portfolio volatility target. The weighting of the Portfolio’s ETF investments representing U.S. and international equity indices, fixed income indices and sector indices will typically range above and below the targeted asset allocation for each such asset class as shown below.

ETFs that track:	Targeted Asset Allocation (% of net assets)	Typical Asset Allocation Range (% of net assets)
U.S. & International Equity Indices (“Equity ETFs”)	34%	24-44%
Fixed Income Indices (“Fixed Income ETFs”)	55%	45-65%
Sector Indices (“Sector ETFs”)	11%	1-21%
AIP may reallocate net assets among the various ETFs as market conditions warrant and may allocate portions of the Portfolio to ETFs that track equity, fixed income and sector indices other than those listed above.
The ETFs represent a variety of asset categories and investment styles. The Equity ETFs are based on indices comprised of the common stock of U.S. and non-U.S. issuers whose fundamentals appeal to growth and value-oriented investors. The Fixed Income ETFs are based on indices comprised of fixed income securities of U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, and securities rated below investment grade (commonly known as “junk bonds”). The Sector ETFs are based on indices comprised of real estate investment trusts (“REITs”) and natural resource-related stocks.
In its selection of investments for the Portfolio, AIP seeks ETFs that are representative of the desired asset class and whose underlying fundamentals appear to have the potential for above-average long-term performance. These may include ETFs that are expected to show above-average growth over the long-term as well as those that appear to AIP to be undervalued.
The Portfolio may sell or reduce its position in an ETF when, in AIP’s opinion, the macroeconomic outlook changes, valuation issues arise, the Portfolio needs to be rebalanced, or there is better opportunity elsewhere.
The Portfolio’s other subadvisor, Milliman, is responsible for executing the volatility management strategy. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument, index or portfolio over time. Changes in the level of market volatility may result in rapid and dramatic price swings. Milliman seeks to stabilize the volatility of the Portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant and sustained market declines, while providing opportunity for growth during periods when markets are appreciating. The Portfolio generally targets an annualized return volatility level of 8%. While Milliman attempts to

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manage the Portfolio’s volatility to this target, over any particular time horizon the Portfolio may experience return volatility that is higher or lower than its target return volatility.
The volatility management strategy is implemented by entering into futures contracts based on one or more stock market indices, although it is possible that other derivative instruments will be used in the future to implement the strategy. An index future is a contract to buy or sell the cash value of a specific market index at a specified price by a specified date. Milliman implements the volatility management strategy primarily through short futures positions in an attempt to hedge against changes in market volatility and declines in the value of the Portfolio’s investments in ETFs. Milliman seeks to stabilize volatility in the Portfolio over time at the target level by continuously monitoring and forecasting volatility in the markets utilizing a proprietary model, and adjusting the Portfolio’s futures positions in response to specific changes in the market and the Portfolio. To the extent that the volatility management strategy realizes gains, the Portfolio may use these gains to further invest in ETFs in an effort to increase long-term returns.
Futures contracts involve the use of leverage. Amounts referred to as margin are posted to establish and maintain a position in a futures contract, but gains and losses on each futures contract are calculated based on the notional value of the futures contract, which is much larger than the margin. The notional value represents the economic exposure provided by each futures contract. Accordingly, the notional value of the Portfolio’s short futures positions will generally not exceed 65% of its net assets, which is the Portfolio’s maximum combined exposure to Equity ETFs and Sector ETFs. Similarly, the notional value of the Portfolio’s long futures positions will generally not exceed 10% of its net assets, which is an approximation of the portion of Portfolio’s net assets that will be allocated to the implementation of the volatility management strategy.
The Portfolio may, without limitation, invest in lower risk assets such as cash or short-term fixed-income securities instead of riskier assets such as equity and fixed-income ETFs and derivatives. The Fund also may engage in active and frequent trading of ETFs and derivatives to achieve its primary investment objective.
Principal Risks
Asset Allocation Risk. The Subadvisor’s selection of ETFs and the allocation of Portfolio assets to those ETFs may cause the Portfolio to underperform.
Management Risk. Individual investments of an ETF may not perform as expected, and the ETF’s portfolio management practices may not achieve the desired result. In addition, the volatility management strategy may not achieve its desired results.
Volatility Management Strategy Risk. Although the volatility management strategy seeks competitive investment returns with more consistent volatility of returns over time, the attainment and maintenance of the more consistent volatility does not ensure that the Portfolio will deliver competitive returns. The volatility management strategy may dampen the Portfolio’s downside risk over time, but may also cause the Portfolio’s investment returns to lag behind those of its benchmark, especially during a rising equity market, and this underperformance could be significant.
Exchange-Traded Fund (ETF) Risk. An ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The risks of investment in ETFs typically reflect the risk of the types of securities in which the ETFs invest. In addition, when the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Portfolio with ETFs and derivatives that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), and may translate to higher transaction costs.
Equity Investments. The Portfolio shares the principal risks of the equity securities held by the underlying ETFs, including the key risks below.
Stock Market Risk. The market prices of stocks held by the underlying ETFs may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Market Capitalization Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of

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larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Natural Resources Risk. Natural resources have a historically low correlation to financial assets such as stocks and bonds. Correspondingly, their prices respond differently to financial market and economic conditions, although both are driven by the basic forces of supply and demand. However, because stocks and bonds are traded publicly on a secondary market, prices can quickly reflect forecasted earnings and future cash flows. Conversely, many factors may contribute to how natural resources prices respond to market events including warehousing and delivery constraints, changes in supply and demand dynamics, and a potential lack of fungibility. Other factors affecting natural resources prices include weather, agricultural production, disease, pestilence, technological developments, changes in interest rates, and domestic and foreign political and economic events and policies, including trade, fiscal, monetary and currency exchange policies. In addition, markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.
Real Estate Investing Risk. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.
Fixed-Income Investments. The Portfolio shares the principal risks of fixed-income securities held by the underlying ETFs, including the key risks below.
Bond Market Risk. The market prices of bonds held by the underlying ETFs may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster-than-expected prepayments may cause the Portfolio to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Portfolio to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Money Market Investments. The Portfolio shares the principal risks of money market securities held by the underlying ETFs, including the key risk below.
Money Market Risk. Yield will change in response to market interest rates; in general, as market rates go up, so will yield, and vice versa. Credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Volatility Management. The Portfolio shares the principal risks associated with its volatility management strategy, including the key risks below.
Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Portfolio’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio and reduce its returns.

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Futures Contracts Risk. Using futures may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a future’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the futures position. Futures can involve risk of loss if the party who issued the future defaults on its obligation. Futures may also be less liquid and more difficult to value.
Model Risk. The volatility management models may not accurately represent risk and projected performance, in which case performance may deviate from expectations. For example, market environments during which the stock market trends generally higher often experience low volatility, but the Portfolio may underperform in those market environments if the volatility management models forecast higher volatility. Conversely, market environments during which the stock market experiences sudden and sharp declines often experience high volatility, but the Portfolio may underperform in those market environments if the models forecast lower volatility.
Basis Risk. There may be deviations between the derivatives used in the volatility management strategy and the elements of risk those derivatives are meant to manage, introducing basis risk. For example, a portion of the annualized return volatility that the Portfolio will experience will arise from the Portfolio’s holdings of ETFs that invest in fixed-income securities, however, Milliman intends to use stock index futures contracts to implement the volatility management strategy. Accordingly, the volatility management strategy may not achieve its objective during periods when the fixed-income markets are unusually volatile.
Gap Risk. Large discontinuous jumps in the market may cause the volatility management strategy to underperform.
Credit Risk. The hedging strategies employed in the volatility management strategy can introduce counterparty credit risk, even though efforts are made to mitigate this risk through the use of collateral and clearing mechanisms.
Leverage Risk. The volatility management strategy employs leverage to utilize capital efficiently. While losses should in no circumstance exceed the value of the hedged position, they may be large relative to the amount of capital employed.
Performance
Because the Portfolio has less than one full calendar year of investment operations, no performance information is presented for the Portfolio at this time.
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Ameritas Investment Partners, Inc. (“AIP”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Kevin L. Keene, CFA	Assistant Portfolio Manager, AIP	Since April 2013
Investment Subadvisor. Milliman Financial Risk Management LLC (“Milliman”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Adam Schenck, CFA, FRM	Financial Risk Management Portfolio Manager, Milliman	Since April 2013
Blake Graves, FRM	Financial Risk Management Portfolio Manager, Milliman	Since April 2013
PURCHASE AND REDEMPTION OF SHARES
Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.
Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.
A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.
TAX INFORMATION
As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.
Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

SUMMARY PROSPECTUS APRIL 30, 2014 5

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Investment Company Act file:
No. 811-04000 Calvert Variable Products, Inc.

Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)

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